SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             MIDDLESEX WATER COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(1)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

/X/ No Fee Required.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

[MIDDLESEX LETTERHEAD]


                                                                  April 19, 1999

Dear Stockholder:

     I cordially invite you to the 1999 annual meeting of Middlesex Water Company shareholders. The meeting will be held at the office of the Company, 1500 Ronson Road, Iselin, New Jersey, on Wednesday, May 26, 1999, at 11:00 a.m.

     The primary business of the meeting will be election of directors and approval of the selection of Deloitte & Touche LLP as independent auditors for 1999, and transaction of such other business as may properly come before the meeting.

     During the meeting, we will report to you on the Company's financial status, operations and other achievements during 1998, together with our goals for 1999. We welcome this opportunity to meet with our stockholders and look forward to your comments and questions.

     Your vote is important to us. Whether or not you plan to attend the annual meeting, I urge you to vote. Please specify your choice by marking the appropriate boxes on the enclosed proxy card and sign, date and return your proxy in the enclosed postpaid return envelope as promptly as possible. If you date, sign and return your proxy card without indicating your choices, the persons designated as proxies will vote your shares in accordance with the recommendations of the Directors and management.

     I look forward to seeing you on May 26th.

                                                        Sincerely,

                                                  /s/ J. Richard Tompkins
                                            -----------------------------------
                                                   J. Richard Tompkins
                                           Chairman of the Board and President

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SOLICITATION AND REVOCATION OF PROXIES......................    1

SHARES ENTITLED TO VOTE.....................................    1

VOTE REQUIRED AND METHOD OF COUNTING VOTES..................    1

GENERAL INFORMATION.........................................    2

PROPOSAL 1--ELECTION OF DIRECTORS...........................    2

NOMINEES FOR ELECTION AS DIRECTOR WITH TERM EXPIRING
  IN 2002--CLASS III........................................    3

DIRECTORS WHOSE TERMS CONTINUE BEYOND THE 1999 ANNUAL
  MEETING...................................................    3

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN
  BENEFICIAL OWNERS.........................................    5

EXECUTIVE COMPENSATION......................................    6

  Summary Compensation Table................................    6

  Compensation of Directors.................................    6

  Compensation Pursuant to Pension Plans....................    7

  Compensation Committee Interlocks and Insider
     Participation..........................................    8

REPORT OF THE EXECUTIVE DEVELOPMENT
  AND COMPENSATION COMMITTEE................................    8

STOCK PERFORMANCE GRAPH.....................................   10

PROPOSAL 2--APPOINTMENT OF INDEPENDENT AUDITORS.............   11

STOCKHOLDER PROPOSALS.......................................   11

OTHER MATTERS...............................................   11

MINUTES OF 1998 MEETING OF STOCKHOLDERS.....................   11

[MIDDLESEX LETTERHEAD]

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 26, 1999
                                      AND
                                PROXY STATEMENT
                            ------------------------

To the Stockholders of MIDDLESEX WATER COMPANY

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MIDDLESEX WATER COMPANY will be held at the office of the Company, 1500 Ronson Road, Iselin, New Jersey, on Wednesday, May 26, 1999, at 11:00 a.m., for the following purposes:

     1. To elect two members of Class III of the Board of Directors to hold office until the Annual Meeting of Stockholders in the year 2002, and in each case until their respective successors are elected and qualify.

     2. To consider and act upon the approval of the appointment of Deloitte & Touche LLP as independent auditors for the year 1999.

     3. To transact such other business as may properly come before the meeting and any adjournment thereof.

     Only holders of record of Common Stock at the close of business on April 1, 1999, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

     The Company's Annual Report for the year ended December 31, 1998, has already been mailed to stockholders.

     If you are unable to be present at the meeting but desire to have your shares voted, please execute the enclosed proxy and return it in the accompanying envelope, to which no postage need be affixed if mailed in the United States.

                                          By Order of the Board of Directors,

                                          /s/ Marion F. Reynolds
                                          --------------------------------
                                          MARION F. REYNOLDS
                                          Secretary

April 19, 1999

                                   IMPORTANT
              TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE
                       MAIL THE ENCLOSED PROXY PROMPTLY.

[MIDDLESEX LETTERHEAD]

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

     Notice of the Annual Meeting of Stockholders of Middlesex Water Company to be held on May 26, 1999, is attached. You are cordially invited to attend the meeting. If you are unable to attend, you are requested to sign and complete the enclosed proxy and return it in the accompanying envelope.

                     SOLICITATION AND REVOCATION OF PROXIES

     The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company. The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, the Company may make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy material to their principals and will reimburse them for their expenses in so doing. The solicitations will be initially by mail, and it may later be decided to make further solicitations by mail, telephone, telegraph, or personal calls by Directors, Officers, and employees of the Company. This proxy statement and the accompanying proxy are first being sent to stockholders on or about April 19, 1999.

     The giving of a proxy does not preclude the right to vote in person should the Stockholder giving the proxy so desire, and a proxy may be revoked by giving notice to the Secretary of the Company in writing at any time prior to the commencement of the meeting or in open meeting prior to the taking of the vote to which such revocation relates.

                            SHARES ENTITLED TO VOTE

     As of April 1, 1999, there were outstanding 4,910,018 shares of Common Stock which is the only class of capital stock entitled to vote at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share held. As stated in the Notice of Meeting, holders of record of Common Stock at the close of business on April 1, 1999, will be entitled to vote at the meeting or any adjournment thereof.

                   VOTE REQUIRED AND METHOD OF COUNTING VOTES

     The affirmative vote of a plurality of the votes cast at the meeting is required for the election of Directors. For the ratification of the appointment of Deloitte & Touche LLP, the affirmative vote of the holders of a majority of the shares represented, in person or by proxy, and entitled to vote on the item will be required. Abstentions and broker non-votes will not be included in determining the number of votes cast concerning any matter.

                              GENERAL INFORMATION

     Management of the Company is under the general direction of a Board of Directors elected by the stockholders. The Board of Directors holds regular monthly meetings and meets on other occasions when required in special circumstances. The Board of Directors held fifteen meetings and the Board Committees held fourteen meetings during the year 1998. Each incumbent Director attended more than 75% of the total number of meetings of the Board and Committees on which each served. Attendance at Board and Committee meetings by Directors as a group averaged 96% in 1998.

     The Board of Directors has an Audit Committee, consisting of John C. Cutting, John P. Mulkerin and Philip H. Reardon, which reviews the scope of the audit and receives and reviews the auditors' annual report. The Committee held two meetings during the year 1998.

     The Board of Directors has an Executive Development and Compensation Committee, consisting of Ernest C. Gere, Stephen H. Mundy and Jeffries Shein, which reviews and makes recommendations to the Board of Directors as to the salaries and benefits of the Executive Officers of the Company and administers the 1989 Restricted Stock Plan. The Committee held four meetings during the year 1998.

     The Board of Directors has a Pension Committee, consisting of John C. Cutting, Ernest C. Gere and Philip H. Reardon, which reviews investment policies and determines recommended investment objectives for the Company's Pension Plan and serves as trustee for the Company's Voluntary Employees' Beneficiary Association Trust. The Committee meets periodically with the Company's Investment Managers. The Committee held four meetings during the year 1998.

     The Board of Directors appoints an ad hoc Pricing Committee from time to time as needed. In September 1997 such a Committee, consisting of Ernest C. Gere, John P. Mulkerin and Jeffries Shein, was appointed to approve the terms of the sale of First Mortgage Bonds in March 1998 and the sale of Common Stock in December 1998. The Committee held two meetings during the year 1998.

     The Board of Directors appoints an ad hoc Nominating Committee from time to time as needed. Such a Committee, consisting of John P. Mulkerin, Stephen H. Mundy and Jeffries Shein, was appointed in September 1998. The Committee held three meetings during the year 1998. Qualified nominations for Directors recommended by stockholders will be considered by a Nominating Committee when appointed. Recommendations should be sent to Middlesex Water Company, Office of the Secretary, 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452. Any nominations for Director should be received by the Secretary on or before December 22, 1999.

PROPOSAL 1

                             ELECTION OF DIRECTORS

     At the Annual Meeting of Stockholders two members of Class III of the Board of Directors are to be elected each to hold office until the Annual Meeting of Stockholders in the year 2002, and until their respective successors are elected and qualify. The present terms of the two Directors included in Class III of the Board of Directors expire at the 1999 Annual Meeting. Effective January 1, 1999, William E. Scott (a Director since 1978), whose three-year term was to expire at the 1999 annual meeting, elected to go to Emeritus status.

     The nominees listed were selected by the Board of Directors of the Company. Proxies in the accompanying form will be voted for these nominees, unless authority to vote for one or more of them shall have been withheld by so marking the enclosed proxy. Directors shall be elected by a plurality of the votes cast at the election.

     If at the time of the meeting any of the nominees listed should be unable to serve, which is not anticipated, it is the intention of the persons designated as proxies to vote, in their discretion, for other nominees, unless the number of Directors constituting a full Board is reduced.

     There is shown as to each nominee, and as to each Director whose term of office will continue after the 1999 Annual Meeting, age as of the date of the Annual Meeting, the period of service as a Director of the Company, and business experience during the last five years.

                            NOMINEES FOR ELECTION AS
                 DIRECTOR WITH TERM EXPIRING IN 2002--CLASS III

                                                EXPIRATION                BUSINESS EXPERIENCE
       NAME, PERIOD SERVED AS                    DATE OF                DURING PAST FIVE YEARS
         DIRECTOR OF COMPANY           AGE       NEW TERM               AND OTHER AFFILIATIONS
       ----------------------          ---      ----------              ----------------------
Jeffries Shein (1)...................  58         2002          Partner, Jacobson, Goldfarb & Tanzman,
  Director since 1990                                             Industrial and Commercial Brokerage
                                                                  Firm, Woodbridge, New Jersey.
                                                                  Director of First Sentinel Bancorp,
                                                                  Inc., holding company for First
                                                                  Savings Bank/SLA, Perth Amboy, New
                                                                  Jersey, and Chairman of the Board of
                                                                  Raritan Bay Medical Center.
                                                                Chairman of Nominating Committee and
                                                                  Member of Executive Development and
                                                                  Compensation Committee and Pricing
                                                                  Committee.
J. Richard Tompkins..................  60         2002          Chairman of the Board and President of
  Director since 1981                                             the Company. Past President of National
                                                                  Association of Water Companies,
                                                                  Director of New Jersey Utilities
                                                                  Association and Raritan Bay
                                                                  Healthcare Foundation. Director and
                                                                  Chairman of Tidewater Utilities, Inc.
                                                                  (TUI), Pinelands Water Company and
                                                                  Pinelands Wastewater Company;
                                                                  Director and President of Utility
                                                                  Service Affiliates, Inc., and Utility
                                                                  Service Affiliates (Perth Amboy)
                                                                  Inc., subsidiaries of the Company;
                                                                  and Director of Public Water Supply
                                                                  Company, Inc.; and Director and
                                                                  Chairman of White Marsh Envi-
                                                                  ronmental Systems, Inc., subsidiaries
                                                                  of TUI.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

                     DIRECTORS WHOSE TERMS CONTINUE BEYOND
                      THE 1999 ANNUAL MEETING AND ARE NOT
                        SUBJECT TO REELECTION THIS YEAR

                                                 EXPIRATION                BUSINESS EXPERIENCE
       NAME, PERIOD SERVED AS                   DATE OF TERM             DURING PAST FIVE YEARS
         DIRECTOR OF COMPANY           AGE       AND CLASS               AND OTHER AFFILIATIONS
       ----------------------          ---      ------------             ----------------------
John C. Cutting......................  62           2000          Consulting Engineer, Science
  Director since 1997                             Class I           Applications International
                                                                    Corporation, specialists in in-
                                                                    formation, energy and military
                                                                    systems, Pittsburgh, Pennsylvania,
                                                                    since 1998 and prior to that date
                                                                    was Senior Engineer since 1987.
                                                                  Member of Audit and Pension
                                                                    Committees.
Ernest C. Gere.......................  66           2001          Retired.  Formerly Senior Vice
  Director since 1988                             Class II          President and Chief Financial Officer
                                                                    of the Company.
                                                                  Chairman of Pricing Committee and
                                                                    Member of Executive Development and
                                                                    Compensation Committee and Pension
                                                                    Committee.

                                                 EXPIRATION                BUSINESS EXPERIENCE
       NAME, PERIOD SERVED AS                   DATE OF TERM             DURING PAST FIVE YEARS
         DIRECTOR OF COMPANY           AGE       AND CLASS               AND OTHER AFFILIATIONS
       ----------------------          ---      ------------             ----------------------
John P. Mulkerin (1).................  61           2000          President, Chief Executive Officer
  Director since 1997                             Class I           and Director of First Sentinel
                                                                    Bancorp, Inc., holding company for
                                                                    First Savings Bank/SLA of Perth
                                                                    Amboy, New Jersey, since 1997 and
                                                                    prior to that date was Executive
                                                                    Vice President, Chief Operating
                                                                    Officer and Corporate Secretary
                                                                    since 1987 and General Counsel
                                                                    since 1993. Director of FSB Fi-
                                                                    nancial Corp., Raritan Bay Medical
                                                                    Center and Daytop Village
                                                                    Foundation.
                                                                  Chairman of Audit Committee and
                                                                    Member of Nominating and Pricing
                                                                    Committees.

Stephen H. Mundy.....................  65           2001          Retired.  Formerly Vice President, A.
  Director since 1977                             Class II          Stanley Mundy, Inc., Public Utility
                                                                    Contractor, Virginia Beach,
                                                                    Virginia.
                                                                  Chairman of Executive Development and
                                                                    Compensation Committee and Member
                                                                    of Nominating Committee.

Philip H. Reardon....................  62           2000          Retired.  Formerly President and
  Director since 1991                             Class I           Chief Executive Officer, Essex County
                                                                    Gas Company, Amesbury,
                                                                    Massachusetts. Director of New
                                                                    England Gas Association, American
                                                                    Gas Association and First & Ocean
                                                                    National Bank.
                                                                  Chairman of Pension Committee and
                                                                    Member of Audit Committee.

Richard A. Russo.....................  53           2001          Executive Vice President of the
  Director since 1994                             Class II          Company since May 1996 and prior to
                                                                    that date was Vice
                                                                    President-Operations since 1989.
                                                                    Director and President of Tidewater
                                                                    Utilities, Inc. (TUI), Pinelands
                                                                    Water Company and Pinelands
                                                                    Wastewater Company; Director and
                                                                    Executive Vice President of Utility
                                                                    Service Affiliates, Inc., and
                                                                    Utility Service Affiliates (Perth
                                                                    Amboy) Inc., subsidiaries of the
                                                                    Company; and Director and President
                                                                    of Public Water Supply Company,
                                                                    Inc., and White Marsh Environmental
                                                                    Systems, Inc., subsidiaries of TUI.
                                                                    Director and Vice President of
                                                                    Sussex Shores Water Company.

------------------
(1) In addition to maintaining lines of credit totaling $18,000,000 with two other financial institutions, the Company has established a $10,000,000 line of credit with First Savings Bank/SLA of Perth Amboy, New Jersey. All such lines of credit may be drawn on for short terms at market rates.

                  SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT
                         AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth, as of April 1, 1999, beneficial ownership of Middlesex Water Company Common Stock by the elected Directors, Executive Officers named in the table appearing under Executive Compensation and all elected Directors and Executive Officers as a group. Jeffries Shein owned 1.35% of the shares outstanding on April 1, 1999. All other individual elected Directors and Executive Officers owned less than 1% of the shares outstanding on April 1, 1999.

                                                         AMOUNT AND NATURE
                                                           OF BENEFICIAL
NAME                                                         OWNERSHIP
----                                                     -----------------
             Directors

                   John C. Cutting                             16,214

                   Ernest C. Gere                               4,920

                   John P. Mulkerin                             3,500

                   Stephen H. Mundy                            33,648

                   Philip H. Reardon                           10,533

                   Richard A. Russo                             8,802

                   Jeffries Shein*                             73,700

                   J. Richard Tompkins**                       22,367

             Named Executive Officers

                   Walter J. Brady                              8,517

                   Dennis G. Sullivan                           5,167

                   Ronald F. Williams                           2,131

     All elected Directors and Executive Officers as a
     group including those named above (13)                   204,280***

------------------
  * Includes 7,429 shares over which Mr. Shein has shared voting powers. Mr. Shein also disclaims beneficial ownership of 1,973 additional shares.
 ** Disclaims beneficial ownership of 214 additional shares.
*** 4.16% of the shares outstanding on April 1, 1999.

     The following table sets forth information made known to the Company as of December 31, 1997, of any person or group to be the beneficial owner of more than five percent of the Company's Common Stock:

                                              NUMBER OF SHARES
                                             BENEFICIALLY OWNED
                                          AND NATURE OF BENEFICIAL   PERCENT OF
NAME AND ADDRESS                               OWNERSHIP (1)           CLASS
----------------                          ------------------------   ----------
Verona Construction Company                       329,800                6.72%
1201 Market Street
Wilmington, Delaware 19801

------------------
(1) Beneficial owner has sole power to vote and dispose of such shares.

                             EXECUTIVE COMPENSATION

     There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the years 1998, 1997 and 1996 of those officers whose total annual salary amounted to $100,000 or more.

                           SUMMARY COMPENSATION TABLE

                                                             RESTRICTED    ALL OTHER
           NAME AND                                            STOCK         ANNUAL
      PRINCIPAL POSITION         YEAR    SALARY     BONUS      AWARD      COMPENSATION
      ------------------         ----   --------   -------   ----------   ------------
                                                                (1)           (2)
J. Richard Tompkins              1998   $256,350   $24,615    $43,500       $10,470
Chairman of the Board            1997   $239,350              $25,462       $ 8,372
  and President                  1996   $229,350              $40,844       $ 8,285
Richard A. Russo                 1998   $166,773   $12,846    $21,750       $ 6,794
Executive Vice President         1997   $153,350              $13,580       $ 6,497
                                 1996   $143,350              $21,239       $ 5,989
Walter J. Brady                  1998   $127,369   $ 9,808    $21,750       $ 5,760
Senior Vice President-           1997   $119,950              $ 6,790       $ 5,373
  Administration                 1996   $115,350              $11,436       $ 5,170
Dennis G. Sullivan               1998   $123,369   $ 9,500    $21,750       $ 5,397
Vice President & General         1997   $115,750              $ 6,790       $ 5,168
  Counsel and Assistant          1996   $111,350              $13,070       $ 4,974
  Secretary & Assistant
  Treasurer
Ronald F. Williams               1998   $115,469   $ 8,892    $21,750       $ 4,473
Vice President-Operations        1997   $108,550              $ 6,790       $ 4,047
                                 1996   $104,350              $ 8,169       $ 4,023

------------------
(1) The number and value of Restricted Stock held in escrow as of December 31, 1998, were as follows: Mr. Tompkins-9,900/$240,075; Mr. Russo-4,900/$118,825; Mr. Brady-3,300/$80,025; Mr. Sullivan-3,700/$89,725;
    and Mr. Williams-1,900/$46,075. Generally, the restrictions lapse on these awards five years from the date of grant. The restrictions also lapse in the event of a change in control of the Company. All dividends on these shares are paid to the awardees.

(2) Includes employer contributions to the Company's defined contribution plan and life insurance premiums for 1998: Mr. Tompkins ($5,600 and $4,870), Mr. Russo ($5,600 and $1,194), Mr. Brady ($4,446 and $1,314), Mr. Sullivan
    ($4,139 and $1,258) and Mr. Williams ($4,029 and $444); for 1997: Mr.
    Tompkins ($5,542 and $2,830), Mr. Russo ($5,425 and $1,072), Mr. Brady
    ($4,186 and $1,187), Mr. Sullivan ($4,039 and $1,129) and Mr. Williams
    ($3,648 and $399); and for 1996: Mr. Tompkins ($5,542 and $2,743), Mr. Russo
    ($5,005 and $984), Mr. Brady ($4,025 and $1,145), Mr. Sullivan ($3,885 and
    $1,089) and Mr. Williams ($3,640 and $484).

                           COMPENSATION OF DIRECTORS

     A Director who is not an officer of the Company or its subsidiaries is paid an annual retainer of $6,000 and a fee of $500 for attendance at Board of Directors (Board) meetings; a fee of $250 for attendance at special meetings of the Board and a fee of $150 for attendance at special Board Committee meetings by means of communications facilities and a fee of $350 for each committee meeting attended. Committee chairmen receive an additional $200 for each committee meeting chaired. Directors who are officers of the Company are paid a fee of $250 for each meeting of the Board attended.

                     COMPENSATION PURSUANT TO PENSION PLANS
           ANNUAL BENEFIT BASED ON COMPENSATION AND YEARS OF SERVICE

       FINAL                                             YEARS OF SERVICE
      YEAR'S                        ---------------------------------------------------------------
    COMPENSATION                     15         20         25         30         35         45
    ------------                  --------   --------   --------   --------   --------   --------
    $100,000....................  $ 58,376   $ 58,376   $ 58,376   $ 58,376   $ 59,418   $ 71,918
    $125,000....................  $ 77,126   $ 77,126   $ 77,126   $ 77,126   $ 77,126   $ 91,668
    $150,000....................  $ 95,876   $ 95,876   $ 95,876   $ 95,876   $ 95,876   $111,418
    $175,000....................  $114,626   $114,626   $114,626   $114,626   $114,626   $119,318
    $200,000....................  $133,376   $133,376   $133,376   $133,376   $133,376   $133,376
    $225,000....................  $152,126   $152,126   $152,126   $152,126   $152,126   $152,126
    $250,000....................  $170,876   $170,876   $170,876   $170,876   $170,876   $170,876
    $300,000....................  $208,376   $208,376   $208,376   $208,376   $208,376   $208,376

     All employees who receive pay for 1,000 hours during the year are included in the Qualified Pension Plan. Under the noncontributory trusteed defined benefit plan, current service costs are funded annually. The Company's annual contribution is determined on an actuarial basis. Benefits are measured from the member's entry date and accrue to normal retirement date or date of early retirement. Benefits are calculated, at normal retirement, at 1.25% of pay up to the Executive's benefit integration level, plus 1.9% of such excess pay, multiplied by service to normal retirement date, capped at 35 years of such excess pay, multiplied by service to normal retirement date of age 65. Average pay is the highest annual average of total pay during any 5 consecutive years within the 10 calendar-year period prior to normal retirement date. The benefit integration level is based on the 1998 Summary Compensation Table. The benefit amounts are not subject to any deduction for Social Security benefits or other offset amounts.

     During the year 1998, the Company was not required to make a statutory contribution to the Pension Plan. Remuneration covered under the Pension Plan includes base wages only and not Directors' fees.

     The estimated credited years of service based on normal retirement at age 65 includes 22 years, 20 years, 44 years, 22 years and 19 years for Messrs. Tompkins, Russo, Brady, Sullivan, and Williams, respectively.

     Supplemental Executive Retirement Plan--All executive officers are eligible to participate in the deferred compensation plan known as the Supplemental Executive Retirement Plan at the discretion of the Board of Directors.

     A participant who retires on his normal retirement date is entitled to an annual retirement benefit equal to 75% of his compensation reduced by his primary Social Security benefit and further reduced by any benefit payable from the Qualified Pension Plan. In certain cases further reductions are made for benefits from other employment. Generally, a participant is vested at 10 years of service. Annual retirement benefits are payable for 15 years either to the participant or his beneficiary. Retirement benefits may be in the form of single life annuity, joint and 50% survivors annuity, joint and 100% survivors annuity, single life annuity with a 10-year certain period and single life annuity with a 15-year certain period paid on an actuarial equivalent basis.

     The Company is not obligated to set aside or earmark any monies or other assets specifically for the purpose of funding the Plan, except that upon a change of control the Company would be obligated to make contributions to a trust anticipated to be sufficient to meet its obligations under the Plan. In any event, the benefits are in the form of an unfunded obligation of the Company. The Company has elected to purchase Corporate-owned life insurance as a means of satisfying its obligation under this Plan. The Company reserves the right to terminate any plan or life insurance at any time; however, a participant is entitled to any benefits he would have been entitled to under the Plan provisions. For the year 1998 the Company paid life insurance premiums totaling $0.1 million for Messrs. Tompkins, Russo, Brady, Sullivan and Williams, which provides a preretirement net death benefit of 1 1/2 times base salary at date of death.

     Defined Contribution Plan--The Company matches 100% of that portion of the contribution which does not exceed 1% of basic pay plus an additional 50% of that portion from 2% to 6% of basic pay. Distributions under the Plan are made upon normal retirement, total and permanent disability or death and are subject to certain vesting provisions as to Company contributions. In 1996, this Plan was converted from an after tax plan to a 401(k) pre tax plan.

     Change of Control Agreements--The Company has change of control termination agreements with the named executive officers, and the other executive officers. These agreements provide that if the executive is terminated by the Company, other than for death, disability, cause (as defined in the agreement) or good reason (as defined in the agreement) within three years after a change of control, the executive is entitled to receive (a) a lump sum severance payment equal to the sum of three times the executive's average total compensation for the five years prior to the termination; (b) continued coverage for three years under any health or welfare plan in which the executive and the executive's dependents were participating; and (c) an additional amount sufficient to pay any additional tax liability resulting from the severance payments and benefits under this, and any other plans or agreements. In addition, the executive will be entitled to receive benefits under the Supplemental Executive Retirement Plan, at the executive's otherwise normal retirement date, with such benefits calculated as if the executive had continued employment to age 65, unless the executive elects to receive such benefits at a lesser amount at termination. Further, all restricted stock held by the executive will become unrestricted (with respect to the plan's five year holding period) upon a change of control.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the 1998 Executive Development and Compensation Committee were Ernest C. Gere, Stephen H. Mundy and Jeffries Shein. During 1998, no member of the Executive Development and Compensation was an officer or employee of the Company or a subsidiary. Stephen H. Mundy has a financial interest in a construction company that was awarded a contract by the Company in the amount of $1.0 million in 1998. Mr. Gere was formerly Senior Vice President of the Company.

         REPORT OF THE EXECUTIVE DEVELOPMENT AND COMPENSATION COMMITTEE

OVERVIEW

     The compensation program for executive officers of the Company is administered by the Executive Development and Compensation Committee of the Board of Directors. The 1999 Committee is composed of three independent
Directors: Ernest C. Gere, Stephen H. Mundy and Jeffries Shein. The Committee is responsible for setting and administering the policies which govern annual compensation and Restricted Stock awards. Policies and plans developed by the Committee are approved by the full Board of Directors.

     The Committee's compensation policies and plans applicable to the executive officers seek to enhance the profitability of the Company and shareholder value, as well as control costs and maintain reasonable rates for the customers. The Committee's practices reflect policies that compensation should (1) attract and retain well-qualified executives, (2) support short- and long-term goals and objectives of the Company, (3) reward individuals for outstanding contributions to the Company's success, (4) be meaningfully related to the value created for shareholders, and (5) relate to maintenance of good customer relations and reasonable rates.

     The Committee meets with Mr. Tompkins to evaluate the performance of the other executive officers and meets in the absence of Mr. Tompkins to evaluate his performance. The Committee reports on all executive evaluations to the full Board of Directors.

SALARY COMPENSATION

     Base salary levels are reviewed annually using compensation data produced by an independent compensation consultant for similar positions and comparable companies. Base salaries for satisfactory performance are targeted at the median of the competitive market. Individual performance of the executive is determined and taken into account when setting salaries against the competitive market data. The Committee reviews, as well, the individual's efforts on cost control and his or her contributions to the results of the year. The Committee also reviews the Company's financial results compared with prior years and compared with other companies. It compares salaries with both water and general industry salaries.

     The factors and criteria upon which Mr. Tompkins' compensation was based generally include those discussed with respect to all the executive officers. Specifically, however, his salary is based on his overall performance and that of the Company. His salary was set at a rate which was approximately the median of the utility market and below that of the general industry. In addition, in evaluating the performance of the CEO, the Committee has taken particular note of management's success with respect to the growth of the Company.

RESTRICTED STOCK

     The Company maintains a restricted stock plan for the purpose of attracting and retaining key executives and other employees having managerial or supervisory responsibility who have contributed, or are likely to contribute, significantly to the long-term performance and growth of the Company and its subsidiaries. This plan is designed to enhance financial performance, customer service and corporate efficiency through a performance-based stock award. Annual stock awards are based upon several factors including the participant's ability to contribute to the overall success of the Company.

     The level of awards and the value of the performance are reviewed annually by the Committee. The Committee submits reports on all executive evaluations and restricted stock awards to the full Board of Directors for approval.

                           1999 Executive Development and Compensation Committee
                                                  Stephen H. Mundy, Chairman
                                                  Ernest C. Gere
                                                  Jeffries Shein

                            STOCK PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly change in the cumulative total return (which includes reinvestment of dividends) of a $100 investment for the Company's Common Stock, the NASDAQ and a peer group of investor-owned water utilities for the period of five years commencing December 31, 1993. The peer group includes American States Water Company, Aquarion Company, California Water Service Company, Connecticut Water Service, Inc., Consumers Water Company, E'town Corporation, Philadelphia Suburban Corporation, SJW Corporation, Southwest Water Company, United Water Resources and the Company.


In the printed version there appears a line graph depicted by the following plot points:



                   12/31/93     12/31/94   12/31/95   12/31/96  12/31/97   12/31/98
                   --------     --------   --------   --------  --------   --------
Middlesex           $100         $ 81       $ 97       $ 96      $136        $154
NASDAQ               100           98        138        170       208         294
Peer Group           100           92        106        135       183         231

PROPOSAL 2

                      APPOINTMENT OF INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP of Parsippany, New Jersey, as independent auditors to make the annual audit of the books of account and supporting records of the Company for 1999, subject to the approval of the stockholders entitled to vote for the election of Directors, by a majority of the votes cast on the question of such approval, provided a quorum is present, at the Annual Meeting of Stockholders.

     Representatives of Deloitte & Touche LLP will be present at the meeting, and will be afforded an opportunity to make a statement if they so desire and to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

                             STOCKHOLDER PROPOSALS

     Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the Securities and Exchange Commission. Should a stockholder intend to present a proposal at next year's annual meeting, it must be received by the Secretary of the Company at 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452, not later than December 22, 1999, in order to be included in the Company's proxy statement and form of proxy relating to that meeting.

                                 OTHER MATTERS

     The Management of the Company does not intend to bring any other matters before the meeting and has no reason to believe any will be presented to the meeting. If, however, other matters properly do come before the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment in such matters.

                    MINUTES OF 1998 MEETING OF STOCKHOLDERS

     The minutes of the 1998 meeting of Stockholders will be submitted at the meeting for the correction of any errors or omissions but not for the approval of the matters referred to therein.

                                          By Order of the Board of Directors,

                                          /s/ Marion F. Reynolds
                                          --------------------------------
                                          MARION F. REYNOLDS
                                          Secretary

Iselin, New Jersey
April 19, 1999

[MIDDLESEX LOGO]                      1500 Ronson Road
                                      Iselin, New Jersey 08830-0452
                                      732-634-1500




                       In the printed version there is a
                       graphic image of a map showing the
                            location of the Company.




                     DIRECTIONS TO MIDDLESEX WATER COMPANY

     FROM GARDEN STATE PARKWAY (NORTH OR SOUTH): Take Exit 131A to second traffic light. Turn right onto Middlesex-Essex Turnpike and proceed (about 1/2 mile) to third traffic light (Gill Lane). Turn right and go (about 1 mile) under railroad underpass and make right onto Ronson Road. Proceed past three large mirror-sided office buildings on the right. At the sign, make a right into Middlesx Water Company.

     FROM NEW JERSEY TURNPIKE (NORTH OR SOUTH): Take Exit 11 onto the Garden State Parkway North and follow above directions.

     FROM US ROUTE NO. 1 (NORTH OR SOUTH): Proceed to the Woodbridge Center area and follow signs to Gill Lane. When on Gill Lane, make left turn onto Ronson Road and follow above directions.

|   |  PLEASE MARK VOTES                           REVOCABLE PROXY
| X |  AS IN THIS EXAMPLE                      MIDDLESEX WATER COMPANY


     ANNUAL MEETING OF SHAREHOLDERS
               MAY 26, 1999

     The undersigned stockholder(s) hereby appoint(s) John P. Mulkerin and Richard A. Russo, and each of them, proxies, with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated, all the shares of common stock of Middlesex Water Company held on record by the undersigned on April 1, 1999, at the annual meeting of shareholders to be held on May 26, 1999, at 11:00 a.m., local time or any adjournment thereof.



1. Election of Directors, Nominees for Class III term expiring in 2002:

                                      With-             For All
                    For    |_ |       hold        |_|   Except        |_|

   Jeffries Shein and J. Richard Tompkins

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominees name in the space provided below.

--------------------------------------------------------------------------------

2. Approve the appointment of Deloitte & Touche LLP as auditors for the Company for the year 1999.

                    For    |_ |       Against     |_|   Abstain       |_|

In their discretion, the Proxies are authorized to vote upon such other business that may properly come before the meeting.

PLEASE CHECK BOX IF YOU PLAN
TO ATTEND THE MEETING.                                                |_|


--------------------------------------------------------------------------------
                                                               |
Please be sure to sign and date this Proxy in the box below.   |    Date
                                                               |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
|    Sharehholder sign above                  Co-holder (If any) sign above    |
--------------------------------------------------------------------------------

     If this Proxy is properly executed and returned, the shares represented hereby will be voted. In not otherwise specified, this Proxy will be vote FOR the persons nominated as directors, and FOR proposal number 2.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS.

|_|Detach above card, sign, date and mail in postage paid envelope provided.|_|

      [LOGO]                MIDDLESEX WATER COMPANY
                       c/o Registrar and Transfer Company
                               10 Commerce Drive
                        Cranford, New Jersey 07016-3572

--------------------------------------------------------------------------------
    PLEASE DATE AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR ON THIS PROXY.

     When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign full corporate name by authorized officer and attach a corporate seal. For joint account, each joint owner should sign.
                               PLEASE ACT PROMPTLY
                BE SURE TO COMPLETE, SIGN AND RETURN THIS PROXY,
                WHETHER OR NOT YOU ELECT TO BE PRESENT IN PERSON.
     ALL SIGNATURES MUST APPEAR EXACTLY AS YOUR NAME APPEARS ON THIS PROXY.
                                    THANK YOU

          Annual Meeting of Shareholders -- May 26, 1999, at 11:00 a.m.
             Middlesex Water Company -- 1500 Ronson Rd., Iselin, NJ